UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ROOMLINX, INC.
(Name of Registrant As Specified In Its Charter)

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ROOMLINX, INC.
2150 W. 6th Ave., Unit H
Broomfield, CO 80020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held May 28, 2010

               NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Roomlinx, Inc., a Nevada corporation (the “Company” or “Roomlinx”), will be held on May 28, 2010, at 10:00 am local time, at the offices of the Company, 2150 W. 6th Ave., Unit H, Broomfield, Colorado 80020, for the following purposes:

1.	to elect each of Michael S. Wasik, Judson Just and Jay Coppoletta to our Board of Directors to serve until the next Annual Meeting until his successor is elected and qualified (“Proposal 1”);

2.
to approve an amendment to the Company’s Articles of Incorporation effecting a 1-for-100 reverse stock split of the Company’s Common Stock and a simultaneous decrease in the number of authorized shares of the Company’s Common Stock to 200,000,000 (“Proposal 2”);

3.	to ratify the appointment of Stark Winter Schenkein & Co LLP as our independent registered public auditors for the fiscal year ending December 31, 2010 (“Proposal 3”); and

4.	to transact such other business as may properly come before the meeting or any adjournment thereof.

                         Stockholders of record at the close of business on May 5, 2010 are entitled to notice of and to vote at the meeting and any adjournments.  All stockholders are cordially invited to attend the meeting.

    Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 28, 2010:  The proxy materials enclosed with this Notice are also available over the internet at www.shareholdermaterial.com/roomlinx.com.

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose.  If your shares are held in an account at a brokerage firm, bank or other nominee, you may be able to vote on the Internet or by telephone by following the instructions provided with your voting form. Even if you have already voted your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held in an account at a brokerage firm by a broker, bank or other nominee, and you wish to vote at the meeting, you must obtain a proxy card issued in your name from the record holder.

Sincerely,

/s/ Michael S. Wasik

Dated: May 10, 2010	Michael S. Wasik Chairman of the Board and Chief Executive Officer

ROOMLINX, INC.
2150 W. 6th Ave., Unit H
Broomfield, CO 80020

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 28, 2010

GENERAL INFORMATION

General

This proxy statement contains information about the 2010 Annual Meeting of Stockholders of Roomlinx, Inc. (the “Annual Meeting”), including any postponements or adjournments of the meeting.  The Annual Meeting will be held at Roomlinx, Inc., 2150 W. 6th Ave., Broomfield, CO 80020, on May 28, 2010, at 10:00am local time.

In this proxy statement, we refer to Roomlinx, Inc. as “Roomlinx,” “us” or the “Company.”

We are first sending by mail these proxy materials (consisting of this proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2009 and a form of proxy) to each stockholder entitled to vote at the Annual Meeting and making them available over the internet at www.shareholdermaterial.com/roomlinx.com on or about May 10, 2010.

Our Annual Report on Form 10-K for the year ended December 31, 2009 is also available through the Securities and Exchange Commission’s EDGAR system at http://www.sec.gov.  To request a printed copy of our Annual Report on Form 10-K, which we will provide to you without charge, write to Roomlinx, Inc., 2150 W. 6th Ave., Unit H, Broomfield, CO 8002, Attention: CEO. No material on our website is part of this proxy statement.

Your proxy is being solicited by and on behalf of the Board of Directors of Roomlinx to be voted at the Annual Meeting, and at any and all adjournments thereof.  The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting to Stockholders.

Costs of Solicitation

               Our Board is soliciting your proxy for use at the Annual Meeting of Stockholders and at any adjournment of the Annual Meeting of Stockholders. We will bear the costs of the proxy solicitation, including expenses in connection with the preparation of this Proxy Statement.  In addition to solicitation by mail, our officers, directors and employees may solicit proxies in person, by telephone, by facsimile and by e-mail.

Stockholders Entitled to Vote

Pursuant to the By-Laws of the Company, the Board of Directors has fixed the time and date for the determination of stockholders entitled to notice of and to vote at the meeting as the close of business on May 5, 2010.  Accordingly, only stockholders of record at the close of business on such date will be entitled to vote at the meeting, notwithstanding any transfer of any stock on the books of the Company thereafter.

At the close of business on May 5, 2010, (i) the Company had outstanding 423,790,259 shares of Common Stock, $.001 par value per share (the "Common Stock"), each of which entitled the holder to one vote and which are entitled to vote at the Annual Meeting.  There were no issued shares held by the Company in its treasury.

Required Vote, Broker Non-Votes and Abstentions

The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. The election of directors nominated will require the vote, in person or by proxy, of a plurality of all shares entitled to vote at the Annual Meeting.   Proposal 2 approving the amendment to the Company’s Articles of Incorporation effecting a 1-for-100 reverse stock split of the Company’s Common Stock and simultaneously decreasing the number of authorized shares of Common Stock to 200,000,000 will require the approval of the holders of a majority of the outstanding shares of Common Stock.  All other matters will require the affirmative vote of a majority of the votes cast.

Proxies marked as abstaining (including proxies containing "broker non-votes") on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.  A "broker non-vote" occurs when a broker holds shares of Common Stock for a beneficial owner and does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.  If a quorum is present, abstentions will have no effect on the election of directors or on any of the other proposals to be voted upon, except for Proposal 2 where an abstention will have the same effect as a vote “against” such proposal.

 If your shares are held for you in an account by a broker, bank or other nominee, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by following their instructions for voting.  If do not vote your shares that are held in “street name”, your brokerage firm, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms have authority to vote customers’ unvoted shares on some routine matters. If you do not give a proxy to your brokerage firm to vote your shares, your brokerage firm may either vote your shares on routine matters, or leave your shares unvoted.  Proposal 3, to ratify the appointment of Stark Winter Schenkein & Co LLP as our independent registered public accounting firm, is considered a routine matter.  Proposal 1, to elect directors, and Proposal 2, to approve a reverse stock split, are considered non-routine matters. Your brokerage firm cannot vote your shares with respect to Proposal 1 or Proposal 2 unless they receive your voting instructions.  We encourage you to provide voting instructions to your brokerage firm by giving your proxy. This ensures your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them at the time you receive this proxy statement.

A proxy may be revoked by the stockholder at any time prior to its being voted. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Company, Attn: Chief Executive Officer, of a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

If a proxy is properly signed and is not revoked by the stockholder, the shares it represents will be voted at the meeting in accordance with the instructions of the stockholder. If the proxy is signed and returned without specifying choices, the shares will be voted in favor of the election as director of the nominees listed on the following pages, in favor of Proposals 2 and 3, and as recommended by the Board of Directors with regard to all other matters, or if no such recommendation is given, in the proxy holder’s own discretion. Votes are tabulated at the Annual Meeting by inspectors of election.

Dissenters’ Right of Appraisal

There is no proposal to be voted upon at the Annual Meeting for which Nevada law, our articles of incorporation or bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder’s shares.  Therefore, our stockholders do not have dissenters’ rights with respect to the proposals to be voted upon by the stockholders as described in this proxy statement.

Interest of Certain Persons in Matters to Be Acted Upon

Michael S. Wasik, Chairman of the Board of Directors and our Chief Executive Officer, owns 25,233,566 shares of Common Stock and his vote of such shares will count with respect to each Proposal.

Christopher T. Blisard, a current member of our Board of Directors, owns 2,292,084 shares of Common Stock and his vote will count with respect to each Proposal.

Judson Just, a member of our Board of Directors and a current nominee for Director, owns 1,699,000 shares of our Common Stock and his vote will count with respect to each Proposal.  Mr. Just is the brother and brother-in-law of Jennifer Just and Matthew Hulsizer, respectively.  Jay Coppoletta, a nominee for Director, is employed by an entity owned or controlled by Mr. Hulsizer and Ms. Just.  Mr. Hulsizer and Ms. Just jointly own 97,613,979 shares of our Common Stock and certain trusts of which they are trustees own, in the aggregate, 8,488,172 shares of our Common Stock.  Cenfin LLC, an affiliate of Mr. Hulsizer and Ms. Just, owns 11,600,000 shares of our Common Stock.  All such shares will count respect to each Proposal.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information regarding the beneficial ownership of our common stock and preferred stock, as of May 5, 2010, by (i) each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock or any class or series of voting preferred stock; (ii) each of our named executive officers, current directors, and nominees for directors; and (iii) all of our named executive officers and current directors as a group.  In determining the number and percentage of shares beneficially owned by each person, shares that may be acquired by such person by conversion of convertible debt convertible and under options or warrants exercisable within 60 days of May 5, 2010 are deemed beneficially owned by such person and are deemed outstanding for purposes of determining the total number of outstanding shares for such person and are not deemed outstanding for such purpose for all other stockholders.   The percentage ownership is based upon 423,790,259 shares of Common Stock and 720,000 shares of Class A Preferred Stock issued and outstanding as of May 5, 2010.  Shares of Class A Preferred Stock are non-voting and are not convertible into shares of Common Stock.

COMMON AND CLASS A PREFERRED STOCK

Name and Address	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned	Number of Shares of Class A Preferred Stock Beneficially Owned	Percent of Class A Preferred Stock Beneficially Owned

Michael S. Wasik(1)	41,233,566	9.4%	0	*

Judson Just	1,699,000	*	0	*

Christopher Blisard(2)	2,792,084	*	0	*

Jay Coppoletta	0	*	0	*

Jennifer Just(3) c/o Roomlinx, Inc. 2150 W. 6th Ave., Unit H Broomfield, CO 80020	151,858,065	32.9%	0	*

Matthew Hulsizer(4) c/o Roomlinx, Inc. 2150 W. 6th Ave., Unit H Broomfield, CO 80020	151,858,065	32.9%	0	*

Lewis Opportunity Fund, L.P. 45 Rockefeller Plaza, Suite 2570 New York, NY 10111	69,632,136	16.4%	0	*

Verition Multi-Strategy Master Fund Ltd. c/o Maples Corporate Services Limited PO Box 309, Ugland House Grand Cayman, KY1-1104 Cayman Islands	22,500,000	5.3%	0	*

All executive officers and directors (3 persons)	45,724,650	10.4%	0	*
______________________
* less than 1%

(1)
Includes (i) 25,233,566 outstanding shares owned by Mr. Wasik, (ii) options to purchase 1,000,000 shares at $0.026 per share which expire on August 10, 2012, (iii) options to purchase 10,000,000 shares at $0.02 per share which expire on November 20, 2013 and (iv) options to purchase 5,000,000 shares at $0.033 per share which expire on June 5, 2016.  Does not include options to purchase 5,000,000 shares at $0.033 per share which vest on June 5, 2011 and expire on June 5, 2016.

(2)	Includes (i) 2,292,084 outstanding shares owned by Mr. Blisard and (ii) options to purchase 500,000 shares at $0.012 per share which expire on December 31, 2015.

(3)
Includes (i) 97,613,979 shares of Common Stock jointly owned with Matthew Hulsizer (ii) 4,244,086 shares of Common Stock owned by the Just Descendant Trust (of which Jennifer Just is Trustee), (iii) warrants jointly owned with Matthew Hulsizer expiring July 31, 2011 to purchase 18,400,000 shares of Common Stock at $.04 per share, (iv) warrants jointly owned with Matthew Hulsizer expiring July 31, 2011 to purchase 18,400,000 shares of Common Stock at $.06 per share, (v) warrants owned by the Just Descendant Trust expiring July 31, 2011 to purchase 800,000 shares of Common Stock at $.04 per share, (vi) warrants owned by the Just Descendant Trust expiring July 31, 2011 to purchase 800,000 shares of Common Stock at $.06 per share and (vii) 11,600,000 shares of Common Stock owned by Cenfin LLC, an affiliate of Jennifer Just.

(4)
Includes (i) 97,613,979 shares of Common Stock jointly owned with Jennifer Just, (ii) 4,244,086 shares of Common Stock owned by the Hulsizer Descendant Trust (of which Matthew Hulsizer is Trustee), (iii) warrants jointly owned with Jennifer Just expiring July 31, 2011 to purchase 18,400,000 shares of Common Stock at $.04 per share, (iv) warrants jointly owned with Jennifer Just expiring July 31, 2011 to purchase 18,400,000 shares of Common Stock at $.06 per share, (v) warrants owned by the Hulsizer Descendant Trust expiring July 31, 2011 to purchase 800,000 shares of Common Stock at $.04 per share and (vi) warrants owned by the Hulsizer Descendant Trust expiring July 31, 2011 to purchase 800,000 shares of Common Stock at $.06 per share and (vii) 11,600,000 shares of Common Stock owned by Cenfin LLC, an affiliate of Matthew Hulsizer.

PROPOSAL 1
ELECTION OF DIRECTORS

Pursuant to our By-laws, our Board of Directors shall consist of one (1) or more members, the exact number of which shall be fixed from time to time by the Board of Directors.  The Board of Directors has fixed the number of Directors constituting the entire Board at three (3) effective as of the date of the Annual Meeting.  Each Director elected by the stockholders’ actions will serve until the Company's next Annual Meeting and until his successor is duly elected and qualified.  Christopher T. Blisard, a current Director, will be departing as a Director when his term expires at the Annual Meeting.  Mr. Blisard has served as a member of the Board of Directors since July 31, 2008.  Our Board of Directors thanks him for his service to the Company.

               Directors are elected by a plurality of the votes cast by the shares entitled to vote. “Plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen. Therefore, shares not voted, whether by withheld authority or otherwise, have no effect on the election of directors.

               Set forth below is biographical information for the nominees for election to the Board of Directors including information furnished by them as to their principal occupations at present and for the past five years, certain directorships held by each, their ages as of May 5, 2010 and the year in which each Director became a Director of the Company.

There are no family relationships between any nominee and/or any executive officers of the Company.  Jay Coppoletta, a nominee for Director, is employed by an entity owned or controlled by Matthew Hulsizer and Jennifer Just, beneficial owners of in excess of 25% of the outstanding shares of Common Stock of the Company.

Unless instructed otherwise, the enclosed proxy will be voted FOR the election of the nominees named below. Voting is not cumulative. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holders of the proxies may, in their discretion, determine. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Recommendation of Our Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees named below.

Executive Officers, Director Nominees and Qualifications

The biographies of each of our current executive officers, significant employees and nominees for director below contains information regarding the person’s positions with the Company, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and, for director nominees, the experiences, qualifications, attributes or skills that the Board used to determine that the person should serve as a director for the Company beginning at the Annual Meeting.

Name	Age	Position and Offices with the Company
Michael S. Wasik	40	Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors (nominee)
Judson Just	39	Director (nominee)
Jay Coppoletta	31	None (nominee)

Michael S. Wasik has served as the Company's chief executive officer, chief financial officer and Chairman of the Board of Directors since November 2, 2005.  Mr. Wasik founded SuiteSpeed, Inc., a wired and wireless high speed internet service provider, in 2002 and served as its Chairman and Chief Executive Officer from its inception in 2002 until August 2005, when SuiteSpeed was merged into Roomlinx.  Prior to forming SuiteSpeed Inc, from November 1997 to January 2002, Mr. Wasik founded TRG Inc, and served as President and Chairman of TRG Inc. a technical consulting company.  Mr. Wasik’s day-to-day strategic leadership provides the Roomlinx Board of Directors with extensive knowledge of the Company’s operations.

Judson P. Just, CFA has been a member of the Board of Directors since July 31, 2008 and serves on its Audit Committee.  Mr. Just has been employed with PEAK6 Investments, LP since 1999 as a Portfolio Manager, Analyst, Trader and Manager of the founding family’s Family Office.  Established in 1997, PEAK6 Investments, LP is a leading financial institution in Chicago with an established track record of success in proprietary trading. Recently recognized as one of Chicago's Best and Brightest Employers to Work For,' the company is also rapidly expanding its commercial focus to include innovative initiatives in the online media, retail options brokerage and asset management.  Judson is also a Board member for Solution BioSciences, an animal health technology company.  Prior to PEAK6, Judson spent six years as a Trader for Heartland Funds, a specialist in small cap equities.  Mr. Just provides the Roomlinx Board of Directors with public company experience and analytical and financial expertise.

Jay Coppoletta, is the Chief Legal Officer of PEAK6 Investments, L.P., a position he has held since February 2010.  PEAK6 Investments, L.P. is a Chicago based financial institution engaged in proprietary trading, asset management and retail brokerage services.  Prior to joining PEAK6, Mr. Coppoletta was an associate in the Chicago office of Sidley Austin LLP for over six years.  Sidley Austin LLP is an international law firm with over fifteen offices and 1,600 attorneys.  Mr. Coppoletta’s practice while at Sidley Austin LLP focused on mergers and acquisitions and counseling boards of directors of public companies.  Mr. Coppoletta is a member of the state bar of Illinois and graduated magna cum laude from the University of Michigan Law School, where he was a member of the Law Review, in 2003.  Mr. Coppoletta received a Bachelor of Arts summa cum laude from Loyola University Chicago in 2000.  Mr. Coppoletta provides the Roomlinx Board of Directors with experience in corporate governance matters and strategic transactions.

Related Party Transactions

On July 31, 2008, the Company sold and issued an aggregate of 1,000 shares of Series C Preferred Stock (“Series C Stock”) at a purchase price of $2,500 per share (or an aggregate of $2,500,000) to Matthew Hulsizer, Jennifer Just and certain affiliated trusts (the “Series C Investors”).  Jennifer Just is the sister of Judson Just, a Director of the Company since July 31, 2008.  The Series C Stock accrued dividends at an annual rate of 6% per year, payable quarterly, either in cash or, at the Company’s election, shares of the Common Stock.  Pursuant to the Series C Preferred Stock Purchase Agreement, the Investors also received (i) Series C-1 Warrants to purchase an aggregate of 200 shares of Series C Stock, at an initial exercise price of $4,000 per share of Series C Stock, and (ii) Series C-2 Warrants to purchase an aggregate of 200 shares of Series C Stock, at an initial exercise price of $6,000 per share of Series C Stock, each expiring on the third anniversary of their date of issuance.

On March 10, 2009, upon the filing of a Certificate of Amendment to the Company’s Articles of Incorporation increasing the number of authorized shares of the Company’s Common Stock from 245,000,000 to 1,500,000,000 and pursuant to the terms of the Series C Stock Purchase Agreement, (i) all 1,000 shares of Series C Stock were converted into an aggregate of 100,000,000 shares of Common Stock, (ii) the Series C-1 Warrants were no longer exercisable for Series C Stock but instead became exercisable for an aggregate of 20,000,000 shares of Common Stock at an initial exercise price of $.04 per share and (iii) the Series C-2 Warrants were no longer exercisable for Series C Stock but instead became exercisable for an aggregate of 20,000,000 shares of Common Stock at an initial exercise price of $.06 per share.

On March 31, 2009, the Company’s Board of Directors approved the issuance of 6,102,151 shares of common stock with a fair value of $91,532 for the payment of previously accrued dividends on Series C Preferred Stock.  The shares were issued on April 2, 2009.

On June 5, 2009, the Company entered into a Revolving Credit, Security and Warrant Purchase Agreement (the “Credit Agreement") with Cenfin LLC, a Delaware limited liability company (“Cenfin”).  Cenfin is an affiliate of Jennifer Just and Matthew Hulsizer, joint owners of in excess of 20% of our Common Stock.  Jennifer Just is the sister of Judson Just, a Director of the Company.  Pursuant to the Credit Agreement, Cenfin agreed to make revolving loans to Roomlinx from time to time in a maximum outstanding amount of $5,000,000 and pursuant to which, upon the making of each such Revolving Loan, Roomlinx agreed to issue to Cenfin a Revolving Credit Note evidencing such Revolving Loan and a Warrant to purchase a number of shares of Roomlinx Common Stock equal to 50% of the principal amount funded in respect of such Revolving Loan divided by $.02 per share.  Each Revolving Credit Note bears interest at a rate of 9% per annum and matures on the fifth anniversary of its issuance. Each Warrant is exercisable for a three year period from its issuance at an initial exercise price of $.02 per share. On June 14, 2009, 8,500,000 warrants were granted to Cenfin pursuant to the Credit Agreement.  The Credit Agreement was approved by a majority of the members of the Company’s Board of directors, excluding Judson Just.

As of September 30, 2009, the Company was in default under the Credit Agreement as a result of the Company's failure to obtain duly executed account control agreements with respect to its primary depositary and disbursement accounts as required by the Credit Agreement.  On November 10, 2009, Cenfin waived such default and the Company and Cenfin amended the Credit Agreement to delete that requirement from the Credit Agreement on a going-forward basis.  At December 31, 2009, $464,000 of borrowings were outstanding under the Credit Agreement.

On December 17, 2009, 3,100,000 warrants were granted pursuant to Credit Agreement.  Such warrants were issued at an exercise price of $0.02 per share, vested immediately and expire three years from the date of issuance.

On March 10, 2010, the Company and Cenfin executed an amendment (the “Amendment”) to the Credit Agreement.  Pursuant to the Amendment, the Revolving Credit Commitment under the Credit Agreement was increased from $5,000,000 to $25,000,000 and the permitted Use of Proceeds was expanded to include certain capital expenditures.  The remaining terms of the Credit Agreement were not amended.  The Amendment was approved by a majority of the Company’s Board of directors, excluding Judson Just.  At April 12, 2010, $464,000 of borrowings were outstanding under the amended Credit Agreement.

On April 27, 2010, Cenfin exercised the 11,600,000 warrants previously granted to it, purchasing 11,600,000 shares of the Company’s Common Stock at a price of $0.02 per share.

There have been no transactions, or series of similar transactions, during 2009, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeded or is expected to exceed $120,000 and in which any director of our company, any executive officer of our company, any stockholder owning of record or beneficially 5% or more of our common stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest, except as otherwise disclosed above (a “Related Person Transaction”).

The Company’s policy with regards to Related Person Transactions requires that where a transaction has been identified as a Related Person Transaction, the noninterested members of the Board of Directors of the Company must approve or ratify it. Management must present to such noninterested members of the Board of Directors a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available. To identify Related Person Transactions, the Company relies on information supplied by its executive officers and Directors. In considering Related Person Transactions, the noninterested members of the Board of Directors take into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a Director’s independence in the event the related person is a director, immediate family member of a Director or an entity with which a Director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a Director has an interest in the proposed transaction, the Director must recuse himself or herself from the deliberations and approval. In determining whether to approve, ratify or reject a Related Person Transaction, the noninterested members of the Board of Directors look at, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as determined by them in the good faith exercise of their discretion.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC.  During the fiscal year ended December 31, 2009, (i) Mr. Michael S. Wasik, our Chief Executive Officer and Chairman of the Board of Directors, filed a Form 4 reporting one transaction on a non-timely basis, (ii) Mr. Judson Just, a Director of the Company, filed ten Forms 4 reporting a total of 35 open market purchases on a non-timely basis and (iii) Lewis Opportunity Fund, L.P., the owner of more than 10% of our Common Stock, did not timely file a Form 3.  Other than as disclosed in the previous sentence, to the Company’s knowledge, no director, officer or beneficial owner of more than ten percent of any class of registered equity securities of the Company failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2009.

Information Regarding the Board of Directors and Its Committees

ROLE OF OUR BOARD OF DIRECTORS

Our Board of Directors monitors and oversees overall corporate performance, our short-term and long-term strategic and business planning, the integrity of our financial controls, risk management, and legal compliance procedures. It elects senior management and oversees succession planning and senior management’s performance and compensation. The Board also oversees and reviews with management its business plan, financing plans, budget, and other key financial and business objectives.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Company does not currently separate the Chief Executive Officer and Chairman of the Board positions.  The Board of Directors does not currently have a lead independent director.  The Board of Directors believes that this structure is appropriate for the current characteristics and circumstances of the Company due to the Company’s current size and the resulting efficiency of a Board of Directors that is also limited in size and in which the Chief Executive Officer also serves as the Chairman of the Board.

Independent members of the Board keep informed about our business through discussions with the Chief Executive Officer, by reviewing materials provided to them by the Company on a regular basis and in preparation for Board and committee meetings, and by participating in meetings of the Board and its committees.  These practices afford the Board members the opportunity to oversee risk management, raise questions and engage in discussions with management regarding areas of potential risk and administer the Board’s oversight function.

AUDIT COMMITTEE

The Company has an Audit Committee of the Board of Directors, the current members of which are Judson Just and Christopher Blisard. The Audit Committee does not have a charter.  The Board of Directors has delegated to the Audit Committee the following principal duties: (i) reviewing with the independent outside auditors the plans and results of the audit engagement; (ii) reviewing the adequacy of the internal accounting controls and procedures; (iii) monitoring and evaluating the financial statements and financial reporting process; (iv) reviewing the independence of the auditors; and (v) reviewing the auditors' fees. As contemplated by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the Securities and Exchange Commission there under, the Audit Committee has assumed direct responsibility for the appointment, compensation, retention and oversight of our independent auditors in accordance with the timetable established with the Securities and Exchange Commission. The Audit Committee has been established in accordance with the provisions of the Sarbanes-Oxley Act.

AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors has determined that it has an “audit committee financial expert” serving on the Audit Committee, Judson Just.  Mr. Just is “independent” as defined in NASDAQ Marketplace Rule 4200.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

Management of the Company is responsible for the preparation, integrity and objectivity of the consolidated financial statements.  Stark Winter Schenkein & Co LLP, our independent auditor, is responsible for expressing an opinion on the fairness of the financial statement presentation. The Audit Committee serves in an oversight role over the financial reporting process. As part of its obligations over the financial reporting process, and with respect to the fiscal year ended December 31, 2009, the Audit Committee has:

●	Reviewed and discussed the audited consolidated financial statements with management;

●	Discussed with Stark Winter Schenkein & Co LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as has been or may be modified, superseded or supplemented;

●
Received the written disclosures and the letter from Stark Winter Schenkein & Co regarding auditor independence required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and discussed with Stark Winter Schenkein & Co LLP the accounting firm’s independence;

●
Based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Audit Committee
Mr. Judson Just
Mr. Christopher T. Blisard

COMPENSATION COMMITTEE

The Board of Directors does not yet have a Compensation Committee.  Due to the size of the Company and the resulting efficiency of a Board of Directors that is also limited in size, the Board of Directors has determined that it is not necessary or appropriate at this time to establish a separate Compensation Committee.  In accordance with NASDAQ Marketplace Rule 4200, a majority of “independent” directors is required to recommend and approve the compensation of executive officers.

NOMINATING COMMITTEE

The Board of Directors does not have a standing Nominating Committee. Due to the size of the Company and the resulting efficiency of a Board of Directors that is also limited in size, the Board of Directors has determined that it is not necessary or appropriate at this time to establish a separate Nominating Committee. Potential candidates are discussed by the entire Board of Directors, and director nominees are selected by Board of Director resolution subject to the recommendation of a majority of the independent directors.  Two of the nominees recommended for election to the Board of Directors at the Annual Meeting, Mr. Michael S. Wasik and Mr. Judson Just, are Directors standing for re-election.  The other nominee, Mr. Jay Coppoletta, is not presently a Director. Although the Board of Directors has not established any minimum qualifications for director candidates, when considering potential Director candidates, the Board considers the candidate's character, judgment, diversity, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors.  In 2009, the Company did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

The Board of Directors will consider director candidates recommended by the Company’s stockholders in a similar manner as those recommended by members of management or other directors, provided the stockholder submitting such nomination has provided such recommendation on a timely basis as described in “Stockholders’ Proposals” below.

BOARD DIVERSITY

The Board of Directors has not established a formal policy with respect to diversity.

DIRECTORS' ATTENDANCE AT MEETINGS OF THE BOARD OF DIRECTORS

Due to the Company's limited operations and financing and the limited size of the Board, the Board of Directors did not meet in the fiscal year ended December 31, 2009 and took all actions by unanimous written consent.

DIRECTORS' ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS

Members of the Board of Directors will not be required to attend the Company's Annual Meeting of Stockholders.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Stockholder communications to the Board of Directors may be sent by mail addressed to the Board of Directors generally, or to a member of the Board of Directors individually, c/o Michael S. Wasik, Roomlinx, Inc., 2150 W. 6th Ave, Unit H, Broomfield, CO 80020.  All communications so addressed will be immediately forwarded to the Board of Directors or the individual member of the Board of Directors, as applicable.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to the Company's chief executive officer, chief financial officer, principal accounting officer or controller and persons performing similar functions. The Company shall provide to any person, without charge, upon request, a copy of such request. Any such request may be made by sending a written request for such code of ethics to: Roomlinx, Inc., 2150 W. 6th Ave, Unit H, Broomfield, CO 80020, Attn.: Michael S. Wasik, Chief Executive Officer.

Executive and Director Compensation

SUMMARY COMPENSATION TABLE

The following table sets forth the cash and non-cash compensation for awarded to or earned by (i) each individual serving as our chief executive officer during the fiscal year ended December 31, 2009 and (ii) each other individual that served as an executive officer at the conclusion of the fiscal year ended December 31, 2009 and who received in excess of $100,000 in the form of salary and bonus during such fiscal year (collectively, the “named executive officers”).

Name and Principle Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compen- sation ($)	Total ($)

Michael S. Wasik	2009	$150,000	$-	$-	$78,068	$-	$-	$-	$228,068

Chief Executive Officer	2008	$150,000	$-	$-	$-	$-	$-	$-	$150,000

(1)    In 2009 the following assumptions were used to determine the fair value of stock option awards granted: historical volatility of 142%, expected option life of 7.0 years and a risk-free interest rate of 3.25%.

Executive Employment Arrangements

On June 5, 2009, the Company entered into an Employment Agreement (the “Employment Agreement”) with Mr. Michael S. Wasik, our Chief Executive Officer and Chairman of the Board of Directors, replacing a prior employment agreement that had expired.  Pursuant to the Employment Agreement, Mr. Wasik continues to serve as our Chief Executive Officer for a starting base salary of $150,000 per year. In addition, Mr. Wasik is eligible for payment of a bonus based on his performance, as, when and in an amount determined by the Compensation Committee and/or the Board of Directors.  Assuming the achievement of all relevant performance criteria and established milestones, Mr. Wasik will have a target annual bonus of at least 100% of his base salary plus an incentive stock option to purchase 5,000,000 shares of our Common Stock.

The Employment Agreement may be terminated at any time by either the Company or Mr. Wasik; provided, however, that in the event Mr. Wasik terminates for “Good Reason” or the Company terminates without “Cause”, each as defined in the Employment Agreement, then Mr. Wasik shall, on the fulfillment of certain conditions, be entitled to severance compensation equal to twelve (12) months’ salary.

Further to the Employment Agreement and in consideration of services already performed, on June 5, 2009, Mr. Wasik was granted a stock option under our Long-Term Incentive Plan to purchase 10,000,000 shares of our Common Stock at an exercise price equal to $.033 per share, vesting fifty percent (50%) on each of June 5, 2010 and June 5, 2011.

Outstanding Equity Awards At Fiscal Year-End (Fiscal Year-End December 31, 2009)

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael S.
Wasik	1,000,000	0	0	$0.026	8/10/2012	0	$-	0	$-

Michael S.
Wasik	10,000,000	0	0	$0.020	11/20/2013	0	$-	0	$-

Michael S.
Wasik	0	10,000,000	0	$0.033	6/5/2016	0	$-	0	$-

Director Compensation Table – Fiscal Year-End December 31, 2009

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael S. Wasik	$-	$-	$-	$-	$-	$-	$-

Judson Just	$-	$-	$-	$-	$-	$-	$-

Christopher Blisard	$-	$-	$-	$-	$-	$-	$-

PROPOSAL 2

AMENDMENT OF ARTICLES OF INCORPORATION
TO EFFECT REVERSE COMMON STOCK SPLIT AND
SIMULTANEOUSLY DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors of the Company unanimously adopted resolutions approving, subject to stockholder approval, the amendment of the Company’s Articles of Incorporation (the “Reverse Split Amendment”) in order to effect a 1-for-100 reverse stock split with respect to the shares of Common Stock of the Company (the “Reverse Split”) and an additional simultaneous decrease in the number of authorized shares of common stock from 1,500,000,000  to 200,000,000.

If so approved by the stockholders, the Reverse Split Amendment will be implemented by filing an Amendment to the Amended and Restated Articles of Incorporation of the Company, the form of which is included as Annex A to this Proxy Statement, with the Secretary of State of the State of Nevada as soon as practicable after the date of the granting of approval by the stockholders under this Proposal.

Reason for the Proposal and Effects of the Reverse Split

In the opinion of our Board of Directors, the Reverse Split Amendment is advisable and in the best interests of our stockholders.

The purpose of the proposed Reverse Split is to increase the market price of our Common Stock as reflected in the markets in which our Common Stock is traded or quoted.  The board of directors believes that an increase in the market price of our Common Stock will facilitate trading and liquidity in the Common Stock and enhance the prestige of our Common Stock in the marketplace.

If approved by the stockholders, the Board of Directors will cause the filing of the Reverse Split Amendment as soon as practicable after the granting of approval by the stockholders under this Proposal which will (i) effect a 1-for-100 reverse stock split with respect to the shares of Common Stock of the Company pursuant to which every one hundred shares of our outstanding Common Stock will be combined into one share of our Common Stock and (ii) simultaneously decrease the number of shares of Common Stock authorized for issuance to 200,000,000.  Thus, holders of the Company’s Common Stock immediately prior to the effectiveness of the Reverse Split Amendment will automatically be considered to own one percent (1%) of the number of shares owned prior to the effectiveness and the aggregate number of shares of Common Stock outstanding prior to the effectiveness of the Reverse Split Amendment will initially be reduced by 99%.  However, giving effect to the simultaneous decrease in the number of shares of Common Stock authorized for issuance from 1,500,000,000 to 200,000,000, the Reverse Split Amendment will also effect an 86.7% decrease in the number of shares of Common Stock authorized for issuance.

As of the effective date of the proposed Reverse Split, each holder of our Common Stock will own a reduced number of shares of our Common Stock.  Every one hundred shares of our Common Stock that a stockholder owns will be combined and converted into a single share of Common Stock.  We estimate that, following the Reverse Split, we will have approximately the same number of stockholders as prior thereto.  Except for any changes as a result of the treatment of fractional shares as discussed below, the completion of the Reverse Split alone would not affect any stockholder’s proportionate interest in the Common Stock of the Company.   The Reverse Split may increase the number of stockholders of the Company who own ‘‘odd lots’’ of less than 100 shares of our Common Stock.  Brokerage commission and other costs of transactions in odd lots are sometimes higher than the costs of transactions of more than 100 shares of Common Stock.

After giving effect to the Reverse Split Amendment, the Company would have 193,941,722 shares of Common Stock authorized that are not issued or outstanding or reserved for issuance.  The table below sets forth (i) the approximate number of shares of Common Stock that would remain outstanding immediately following the effectiveness of the Reverse Split Amendment, (ii) the approximate number of shares of Common Stock that would remain authorized and reserved for issuance following the effectiveness of the Reverse Split Amendment, and (iii) the approximate number of shares of Common Stock that would remain authorized but unissued and not reserved for issuance upon the effectiveness of the Reverse Split Amendment (including giving effect to the simultaneous decrease in the number of shares of Common Stock authorized to be issued to 200,000,000).   The information in the following table is based on (i) the 200,000,000 shares of Common Stock authorized to be issued following the effectiveness of the Reverse Split Amendment and 423,790,259 shares of pre-Reverse Split Common Stock outstanding as of May 5, 2010, (ii) warrants outstanding as of May 5, 2010 exercisable into 54,237,500 shares of pre-Reverse Split Common Stock, (iii) options outstanding as of May 5, 2010 exercisable into 30,550,000 shares of pre-Reverse Split Common Stock and (iv) an additional 97,250,000 shares of pre-Reverse Split Common Stock authorized and reserved for issuance as Awards under the Company’s Long-Term Incentive Plan.

Common Stock Issued and Outstanding after the Reverse Split	Common Stock authorized and reserved for issuance after the Reverse Split
Common Stock authorized but unissued
and not reserved for issuance after the
Reverse Split and giving effect to the
simultaneous decrease in the number of
authorized shares of Common Stock
pursuant to the Reverse Split
Amendment

4,237,903	1,820,375	193,941,722

 Treatment of Fractional Shares

No fractional shares will be issued in connection with the Reverse Split. Any fractional share will be rounded up to the next whole share.

Exchange of Share Certificates

If the Reverse Split Amendment is approved at the Annual Meeting, the Reverse Split will occur at the effective time set forth in the Reverse Split Amendment as filed by the Company and without any further action on your part and without regard to the date on which you physically surrender your stock certificates for new certificates.

As soon as practicable after the effective date of the Reverse Split, our transfer agent will mail each record holder of Common Stock a transmittal form to be used in forwarding such holder’s stock certificates for surrender and exchange for certificates evidencing the number of shares of common stock such stockholder is entitled to receive as a consequence of the Reverse Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, you should surrender the certificates evidencing shares of Common Stock prior to the Reverse Split in accordance with applicable instructions. Upon surrender, you will receive new certificates evidencing the whole number of shares of Common Stock that you hold as a result of the Reverse Split. You will not be required to pay any transfer fee or other fee in connection with the exchange of certificates. Stockholders should not submit their stock certificates for exchange until they receive a transmittal form.

As of the effective date of the Reverse Split, each certificate representing shares of Common Stock outstanding prior to the effective date will be deemed canceled and, for all corporate purposes, will be deemed only to evidence the right to receive the number of shares of Common Stock into which the shares of Common Stock evidenced by such certificate have been converted as a result of the Reverse Split.

 Effect of the Reverse Stock Split on Warrants and Options

Upon the effectiveness of the Reverse Split, the number of shares of Common Stock subject to outstanding warrants and options will be reduced in the same ratio as the reduction in the outstanding shares of Common Stock, rounded to the nearest whole share (with no cash payment for a partial share). The per share exercise price of those warrants and options also will be increased in direct proportion to the Reverse Split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the warrants and options will remain unchanged (subject to the rounding of shares).

Potential Issuance of Additional Shares

As noted above, the proposed Reverse Split will increase the number of authorized but unissued shares of Common Stock of the Company available for issuance.  However, there are no current plans, proposals or arrangements to issue any additional shares of Common Stock of the Company, including in connection with the acquisition of any business or engagement in any investment opportunity.

Potential Anti-Takeover Effect; Possible Dilution

The increase in the number of unissued authorized shares available to be issued as a result of the proposed Reverse Split could, under certain circumstances, have an anti-takeover effect. For example, shares could be issued that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company. The Reverse Split Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board of Directors and stockholders.

The holders of our Common Stock do not have preemptive rights to subscribe for additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any additional shares from time to time issued by the Company. Accordingly, if our Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and equity ownership of current stockholders.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to the Reverse Split, and we will not independently provide stockholders with any such right.

Recommendation of Our Board of Directors

Our Board of Directors recommends a vote FOR the approval of the Reverse Split Amendment effecting a 1-for-100 reverse stock split of the Company’s Common Stock and simultaneous decrease in the number of shares of Common Stock authorized to be issued to 200,000,000.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

               The Board of Directors has appointed the firm of Stark Winter Schenkein & Co LLP as the Company's independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2010 and recommends that stockholders vote for ratification of this appointment.  Stark Winter Schenkein & Co LLP has audited the Company's financial statements since it was retained by the Company on June 13, 2006.

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees

The following is a summary of the fees billed to Roomlinx, Inc. by Stark Winter Schenkein & Co LLP for professional services rendered for the fiscal years ended December 31, 2009 and 2008:

Fee Category	Fiscal 2009 Fees	Fiscal 2008 Fees
Audit Fees	$45,500	$38,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$45,500	$38,000

AUDIT FEES. Consists of fees billed for professional services rendered for the audit of Roomlinx’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Stark Winter Schenkein & Co LLP in connection with statutory and regulatory filings or engagements.

AUDIT-RELATED FEES. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Roomlinx, Inc.’s consolidated financial statements and are not reported under "Audit Fees." There were no Audit-Related services provided in fiscal 2009 or 2008.

TAX FEES. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. There were no tax services provided in fiscal 2009 or 2008.

ALL OTHER FEES. Consists of fees for products and services other than the services reported above. There were no management consulting services provided in fiscal 2009 or 2008.

Audit Committee Pre-Approval Policies and Procedures

The policy of the Company’s Audit Committee is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Recommendation of Our Board of Directors

Our Board of Directors recommends a vote FOR ratification of the appointment of Stark Winter Schenkein & Co LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010.

OTHER MATTERS

As of the date of this Proxy Statement, the Company knows of no other matter to be submitted at the meeting.  If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the proxy on such matters as recommended by the Board of Directors, or if no such recommendation is given, in their own discretion.

STOCKHOLDERS’ PROPOSALS AND NOMINATIONS

Stockholder proposals to be presented at the 2011 Annual Meeting and stockholder nominations for persons to be considered for candidates for director must be received by the Company on or before September 30, 2010 for inclusion in the proxy statement and proxy card relating to the 2011 Annual Meeting pursuant to SEC Rule 14a-8. Any such proposals should be sent via registered, certified or express mail to: Roomlinx, Inc., 2150 W. 6th Ave, Unit H, Broomfield, CO 80020, Attn: CEO.

OTHER INFORMATION

               Incorporated by reference herein is a copy of our Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2009, filed on March 25, 2010.

               We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information with the SEC.  This Proxy Statement, our Annual Report on Form 10-K and all other reports filed by us can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may receive information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding companies that, like us, file information electronically with the SEC. Such material may also be accessed electronically via the Internet, by accessing the Securities and Exchange Commission’s EDGAR website at http://www.sec.gov.

Dated:  May 10, 2010

ANNEX A
CERTIFICATE OF AMENDMENT EFFECTING REVERSE STOCK SPLIT

CERTIFICATE OF AMENDMENT
TO ARTICLES OF INCORPORATION OF
ROOMLINX, INC.

(Pursuant to NRS 78.385 and 78.390 of the State of Nevada)

ROOMLINX, INC., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), in accordance with the provisions of Sections 78.385 and 78.390 of the Nevada Revised Statutes,

DOES HEREBY CERTIFY:

FIRST:	The name of the Corporation is Roomlinx, Inc.

SECOND:	This Certificate of Amendment shall become effective on ___________, 2010.

THIRD:	Article THIRD of the Articles of Incorporation of the Corporation is hereby amended by replacing the introductory paragraph thereof in its entirety with the following:

“THIRD: The aggregate number of shares which the Corporation shall have authority to issue is 205,000,000 shares. These shares are divided into 200,000,000 shares of Common Stock with $.001 par value and 5,000,000 shares of Preferred Stock with $.20 par value. Each of the Corporation’s outstanding shares of Common Stock outstanding as of the close of business on ___________, 2010 is hereby subdivided and converted into 0.01 shares of Common Stock (the “Reverse Split”).  No fractional shares shall be issued in the Reverse Split; instead any fractional share will be rounded up to the next whole share.”

FOURTH:	At a meeting of the stockholders held on May 28, 2010, notice of which was duly given, the amendments herein certified were adopted and approved by the holders of ___% of the shares entitled to vote thereon and having at least a majority of the voting power.

IN WITNESS WHEREOF, this Certificate has been signed as of the ___ day of ________, 2010, and the signature of the undersigned shall constitute the affirmation and acknowledgement of the undersigned, under penalties of perjury, that this Certificate is the act of the undersigned and that the facts stated in this Certificate are true.

ROOMLINX, INC.

By:
Name: Michael S. Wasik, President

PROXY FOR ROOMLINX, INC.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
MAY 28,  2010 OR ANY ADJOURNMENT THEREOF

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
ROOMLINX, INC.  AND IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned acknowledges receipt of the Proxy Statement and Notice, dated May 10, 2010, of the Annual Meeting of Stockholders and hereby appoints Michael S. Wasik, with full power of substitution, the attorney, agent and proxy of the undersigned, to act for and in the name of the undersigned and to vote all the shares of Common Stock of the undersigned which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Roomlinx, Inc. (the “Company”) to be held May 28, 2010, and at any adjournment or adjournments thereof, for the following matters:

(1)    ☐ FOR all the following nominees (except as indicated to the contrary below):

Michael S. Wasik, Judson Just and Jay Coppoletta

to serve as directors of the Company (to serve until the next annual meeting)

To withhold authority to vote for an individual Nominee, write that Nominee's name on this line.______________________________________

(2)   To approve the amendment of the Company’s Articles of Incorporation effecting a 1-for-100 reverse stock split of the Company’s Common Stock and a simultaneous decrease in the number of authorized shares of the Company’s Common Stock to 200,000,000:

☐ FOR	☐ AGAINST	☐ WITHHOLD AUTHORITY (ABSTAIN)

(3)   To ratify the appointment of Stark Winter Schenkein & Co LLP as independent auditors of the Company for the fiscal year ending December 31, 2010:

☐ FOR	☐ AGAINST	☐ WITHHOLD AUTHORITY (ABSTAIN)

(4)   In his discretion, to transact business that properly comes before the meeting or any adjournment thereof:

☐ FOR	☐ AGAINST	☐ WITHHOLD AUTHORITY (ABSTAIN)

Your shares will be voted in accordance with your instructions. If no choice is specified, shares will be voted FOR the nominees in the election of directors, FOR the amendment of the Company’s Articles of Incorporation effecting a 1-for-100 reverse common stock split and simultaneous decrease in the number of authorized shares of the Common Stock to 200,000,000, FOR ratification of the appointment of Stark Winter Schenkein & Co LLP as independent auditors of the Company and FOR the granting of discretion to the proxy holders to transact business that properly comes before the meeting or any adjournment thereof.

Individual:			Entity:

By:	or	By:
Name:
Title:

Date: ___________

Please sign, date and promptly return this proxy in the enclosed envelope. No postage is required if mailed in the United States. Please sign exactly as your name appears. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, guardian or trustee, please add your title as such. If executed by a corporation the proxy must be signed by a duly authorized officer, and his name and title should appear where indicated below his signature.

Name of Record Holder: ______________________________

Number of shares entitled to vote at the Annual Meeting: _______________